Exhibit 99.2

EON Resources Inc. NYSE American: EONR San Andres Horizontal Well Analysis February 2025

February 20, 2025 Grayburg - Jackson Field San Andres Horizontal Well Productivity Analysis 2

• To date there have been no San Andres horizontal wells drilled in the Grayburg - Jackson (G - J) Field immediate area • A comparison of the OIP and expected EUR per foot of lateral from the open hole logs in the G - J Field was made between actual EUR/ft data from the State Line Area (closest major economic producing field) • 138 log analyses in the G - J Field median 141 BO/ft total EUR (not corrected for cumulative production) • Total EUR/ft to compare apples to apples for new undrained wells in State Line Area • 107 wells in State Line Area P50 79.4 BO/ft from production analysis • G - J Field San Andres recovery factor less than 5% thus adjustment for cumulative production should not be significant (+/ - 1/3 less) • Since results should be at least as good as the State Line Area wells a conservative forecast can be made using the 79.4 BO/ft actual results San Andres Horizontal Development 3

Grayburg - Jackson Field State Line Area 4 Field Locations 4

Log Producer 10% recovery factor reasonable Supports 1320ft spacing and 200 ft drainage “h” State Line Area EUR vs Offset Open Hole Log EUR 5

EUR ac lat 15% RF OIP TOTAL FVF BOIP/Acre Sw PHI H Base Pay Top Pay 508,673 227 7,494 769,322 5,128,812 1.15 22,585 0.331 0.074 67.625 5397.75 5300 9.9% ACTUAL RF 68 BO/ft log derived EUR/Field average 79.4 BO/ft 42 - 501 - 33538 COX HEIRS 1 State Line Type Log 6

EUR - CUM EUR/FT 15% RF EUR BOIP 40 BOIP/Acre Sw PHI H Base Pay Top Pay 147 213 1,066,708 7,111,384 46,785 0.355 0.063 163.25 4349 4150 147 BO/ft vs 151 BO/ft average for first 12 wells Proposed Landing 30 - 015 - 28387 West B 85 G - J Field Type Log 7

7494 ft lateral/67.2 BO/ft EUR/Field average 79.4 BO/ft San Andres State Line Area Offset Producers Production 8

San Andres State Line Area Offset Producers to Log Data

API_UWI	WellName	FirstProd	TVD_FT	Completion	GPI	API	CumGas	CumOil	EUR Oil	EUR GAS	EUR/FT
42-501-37037	ONE EYED JOHN 522 35H	11/1/2018	5365	11/1/2018	7534	34	993,025	310,009	1,069,808	4,988,037	142.0
42-501-37254	SQUINTS 523 6H	4/1/2020	5376	4/6/2020	5082	31	466,846	181,241	645,452	1,262,455	127.0
42-501-36480	MADJACK 522 1H	11/1/2014	5349	11/10/2014	7119	32	231,783	419,344	811,822	1,073,977	114.0
42-501-36765	SQUINTS 523 1H	6/1/2017	5357	6/7/2017	4998	42	572,726	321,406	544,312	814,257	108.9
42-501-36795	SQUINTS 523 3H	11/1/2017	5305	11/7/2017	4518	42	537,237	227,048	473,527	1,498,189	104.8
42-501-36522	ONE EYED JOHN 522 3H	5/1/2015	5313	5/20/2015	7068	32	999,835	350,851	657,516	1,548,192	93.0
30-025-45129	SAUL GOODMAN FEE 002H	12/1/2018	5361	12/24/2018	7452	30.1	471,210	274,180	591,604	1,356,007	79.4
42-501-36950	SQUINTS 523 5H	6/1/2018	5362	6/1/2018	4799	30	483,885	236,674	370,698	1,948,612	77.2
42-501-37179	SKINNY DENNIS 468 35H	11/1/2019	5362	11/23/2019	7463	35	649,523	196,582	518,134	2,256,493	69.4
42-501-37344	SQUINTS 523 4H	12/1/2021	5406	12/14/2021	5311	33	152,983	160,475	357,835	1,311,835	67.4
42-501-36572	ONE EYED JOHN 522 2H	8/1/2015	5309	8/18/2015	6923	32	1,081,232	324,627	397,097	2,992,142	57.4
42-501-36567	ONE EYED JOHN 522 1H	7/1/2015	5313	7/20/2015	7244	32	1,156,328	368,155	353,666	2,212,587	48.8
42-501-37469	ONE EYED JOHN 522 15H	8/1/2023	5388	8/12/2023	7730	31	90,991	50,520	300,315	329,678	38.9
										P50	79.4

9

• State Line Area production analysis indicates an average EUR of 79.4 BO/ft • If this is applied to G - J Field 5,000 ft laterals a 397,000 BO EUR can be assumed for base case economics and total recovery estimates • State Line Area analog results should be a reasonable first estimate of the P90 or “bank” case for the G - J Field laterals given their far superior OIP numbers • Initial mapping indicates at least 52 economic locations in the G - J Field • 20.5 MMBO potential recovery using conservative results from lower EUR/ft analog State Line Area producing field • Once detailed integrated reservoir study is completed the numerous data gaps should be resolved • There are 92 available 1,320 ft spacing 5,000 ft lateral slots available in the G - J Field Size of the Prize 10

• With the heterogeneity of the reservoir “pods” a more accurate estimate was done for specific lateral trajectories adjacent to well control points vs all measure points with the 138 well stats • The average EUR/ft for all wells along path was used for the lateral EUR/ft with a minimum of 3 wells needed to be considered • Top 12 laterals to be permitted averaged 219 BO/ft recoverable OOIP before adjusting for cumulative production • Empirical adjustment for cumulative withdrawals lowered that estimate to a 151 BO/ft or just under 2x the State Line results Preliminary Lateral Landing Analyses 11

Wells in Remaining 15% OIP XSEC EUR BO EUR/FT BOIP/Acre XSEC Rank 6 1,280,672 256 363 18C 1 4 868,900 174 250 21A 2 3 806,952 161 233 10A 3 5 734,072 147 213 9A 4 3 723,140 145 210 19A 5 3 708,564 142 206 19B 6 4 704,920 141 205 9B 7 3 701,276 140 204 16C 8 5 672,124 134 196 20B 9 3 624,752 125 183 18D 10 4 613,820 123 180 8C 11 5 613,820 123 180 18B 12 754,418 151 219 Average Triple Combo Well Data Spots and Top 12 Locations 12

• Recovery factor analysis in the State Line Area indicated 1320 ft spacing four wells per section should provide unhindered production • OIP was estimated from a 200 ft producing height with 50 ft below and 150 ft above the lateral being drained • The OIP per foot was estimated from the average of 3 to 5 producing well analyses along the proposed 5000 ft lateral well path • It was assumed that the laterals would recover 15% of the OIP from the 151 acres less the combined cumulative production from the producing wells adjacent to the lateral within the drainage area • Cumulative oil production was reported for the entire column from the base of the San Andres to the top of the Seven Rivers • The target producing intervals are primarily in the Jackson and Slaughter formations Analysis Model 13

1320 ft OIP = 4 well average * 151.5 acres Recoverable oil = OIP x 15% Subtract total cumulative production Well B OIP/acre point Well C OIP/acre point Well A OIP/acre point 5000 ft Well D OIP/acre point Analysis Model 14

• In wells where the operator came up hole and added the Seven Rivers to marginal San Andres/Grayburg completions the cumulative production subsequent to the addition of the SVRV was deducted from the total cumulative production reported for the well • Average production from the San Andres & Grayburg in these recompletions was 1.5 BOPD. No attempt was made to separate that, and in many cases the wells were plugged back to the SVRV • The model assumed no uplift from injection well pressure support • With the deduction of production from all of the San Andres & Grayburg zones the results should be conservative - 5.1% current RF assuming all of the well production came from target zones • Petrophysical analyses were done using the Powerlog Statmin model • Net pay cutoffs used 4% porosity and 65% water saturation Analysis Model continued 15

Assumes 100% of the Grayburg & San Andres production comes from the Jackson and Slaughter targets Actual Jackson & Slaughter recovery factor lower than 5.1% Jackson & Slaughter Recovery Factor Analysis San Andres/Grayburg total production vs total OIP Total % of total Total h RF Cum Cum 640 OIP/ac 4.0% 1,837,146 100% 46,462,720 72,598 Section 3 6.8% 2,951,205 100% 43,589,120 68,108 Section 4 6.3% 2,129,975 100% 34,063,360 53,224 Section 5 4.5% 1,474,603 100% 32,853,760 51,334 Section 6 3.1% 1,613,199 100% 52,523,520 82,068 Section 10 5.9% 2,581,087 100% 43,975,040 68,711 Section 21 5.1% 10,006,128 42,244,587 66,007 Average 16

• The 5.1% recovery factor highlights the significant volumes of stranded oil in the San Andres given the expected maximum recovery for a field under waterflood can be as high as 30% • This recovery factor is likely the most significant statistic justifying potential development of the Jackson & Slaughter intervals with horizontal wells. • It brings into question the effectiveness of attempting to waterflood a highly heterogeneous reservoir since recovery factors are less than 1/3 the expected recovery for primary recovery alone after a significant production period with water injection pressure support San Andres/Grayburg Recovery Factor Analysis 17

- 50 100 150 200 250 300 350 400 P50 141 BO/ft 0 20 40 60 80 100 120 140 Total EUR/ft need to subtract for remaining oil 160 “Apples to apples” to compare to 79.1 BO/ft from State Line wells used for project economics 138 Well Individual EUR/ft Distribution 18

Original OIP/ft Can use to adjust total EUR for cumulative withdrawals Consistent with 5.1% recovery factor and approximately 2/3 of the oil remaining from above Remaining OIP/ft y = 0.7288x - 8.4219 R² = 0.835 200.0 180.0 160.0 140.0 120.0 100.0 80.0 60.0 40.0 20.0 0.0 0.0 50.0 100.0 150.0 200.0 250.0 300.0 Remaining EUR/ft vs Total EUR/ft 19

• AFE $3.75MM for 5,000 ft laterals • Using the average EUR/ft from the analog field with significantly lower volumetric reserves results in a 397 MBO expected minimum recovery • PV0 total cash flow for 397 MBO $12.42 MM NPV10 $6.6 MM ROI 3.3:1 IRR 120.1% • No upside to 15% recovery assumed for pressure support from waterflood other than the absence of secondary recovery type recovery factors which questions the overall efficiency of the waterflood • Top 12 candidates average 151 BO/ft just under 2x the EUR/ft baseline from using actual State Line Area well results that provided the above strong economic results Economic Analysis 20

• Horizontal wells will be drilled from East to West between rows of injectors and improved recoveries are expected over historical vertical producer - injector patterns in the laterally heterogeneous reservoir • East to West trajectory (updip) proposed to facilitate toe up trajectory • Standard plug and perf completion close cluster spacing extreme limited entry for diversion • Cluster placement engineered to minimize interaction with offset vertical wellbores, recommend diagnostics to verify azimuth (microseismic or offset data from historical interactions in deeper horizontal wells) • Production log proposed after load recovery to refine geological model (pod sizes) and identify 100% water producing clusters • Clusters with unacceptable water cut and volume can be mechanically isolated with casing patches • Sliding sleeve type hardware a possibility as well to allow individual clusters to be isolated after completion Project Execution 21

Example Jackson - Slaughter Structure Map and Well Control 22

• Primary concern is the direction of the hydraulic fracture once it turns away from the initial longitudinal phase into the transverse phase • State Line Area wells are drilled N - S while deeper wells below the G - J Field are drilled E - W • It is assumed that the G - J Field E - W azimuth wells will have transverse fractures, but this should be confirmed with additional diagnostics • If the maximum horizontal stresses are E - W the result would be longitudinal fractures along the wellbore • A plus for these is they are highly efficient drainage systems that require smaller frac volumes and can have wide cluster spacings • A minus is the wellbores will probably only drain a 330 ft radius vs a 660 ft radius with transverse fractures Hydraulic Fracture Azimuth Issues 23

• It is unlikely that the deeper Paddock wells below the G - J Field San Andres reservoir have these issues and that we will have transverse fractures • It is possible that they are not perpendicular, though, as we are in - between data points in the “Leading Edge” study on the following slide • The angle from the wellbore is also important to ensure that the clusters are not placed in a position to generate a frac that intersects offset vertical wells if possible • There are several diagnostic techniques that can be employed to reduce the uncertainty of this key variable: • Anecdotal data from offset FDIs during historical treatments (EON and offset operator well records) • Borehole breakout on multi - arm calipers • Acoustic anisotropy from cross - dipole sonics • Microseismic data Hydraulic Fracture Azimuth Issues continued 24

G - J State Line Hydraulic Fracture Azimuth Map Permian Basin 25 25

Should verify with diagnostics and well records Important to avoid fracture driven interactions in offset existing wells G - J State Line Hydraulic Fracture Azimuth SE New Mexico 26

• Prior to the first lateral, a vertical well completion is proposed with perforations in the proposed landing zone to further derisk the laterals • There are a number of candidates in the field with unperforated lower San Andres in the column • All of the upper perforations would be mechanically isolated • A one - foot interval would be perforated at the proposed landing depth to mimic the lateral perforated interval • The HE West B 61 is a good example of the numerous vertical candidates available • This is currently a good vertical producer and will probably not be the specific candidate chosen from this candidate pool • It has lower OIP per acre than the type log (35 MBO/ac vs 46.8 MBO/ac) but results can be normalized to support horizontal production forecasts Vertical Pilot Test 27

Unperforated 15% RF EUR BOIP 152 BOIP/Acre Sw PHI H Base Pay Top Pay 209,431 1,396,209 34,905 0.271 0.073 93 4013.5 3832.5 HE West B 61 Proposed Vertical Pilot 28

• To date there have been no San Andres horizontal wells drilled in the Loco Hills immediate area • From the data presented, we believe the primary reason that there are no laterals is simply because no one has attempted it to date • There is always risk but the technical details presented here for this project should indicate that this risk can likely be managed • The question should be “why they would not work” instead of relying on nearby analogs before considering the potential course of action • Closing quote: “ If you decide that you’re going to do only the things you know are going to work, you’re going to leave a lot of opportunity on the table. ” by Jeff Bezos Summary San Andres Horizontal Development 29

Towards Characterization and Lateral Selection for the Jackson and Slaughter Section February 20, 2025 Grayburg - Jackson Field Workstation Update: 30

3D visualization of estimated EUR at key well data points. (Bubble size is proportional to EUR. Also see color bar) 31 31

3D visualization of estimated EUR (Model is rotated in 3 - D to illustrate the prospectivity between different Markers) 32

W 33 E East - West Cross - Section (illustrating the Integration of Stratigraphic, Structural and Petrophysical for identification most prospective intervals)

W E Interpolation of “point” data in previous slide to visualize inter - well space 34

Identification of potential wellpaths (black lines and x) through most prospective intervals for further evaluation and high - grading 35

• Well by well review of cross - sections • Refinement of logs if/as necessary • Gridding of Petrophysical properties by Zone • Initial lateral identification • Review alternate volumetric methodologies • Continuously update and improve the Database Example steps in the Workflow 36

Q&A and Closing Comments

Disclaimer • This presentation of EON Resources Inc . (“EON” or the “Company”) shall not constitute a “solicitation” as defined in Rule 14 a - 1 of the Securities Exchange Act of 1934 , as amended . • This presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product . Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933 , as amended (the “Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501 (a)(1), (2), (3) or (7) under the Act or “qualified institutional buyers” as defined in Rule 144 A under the Act . Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act . Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act . The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . EON is not making an offer of the Securities in any state where the offer is not permitted . • The information in this presentation may not be complete and may be changed at any time . Before you invest in the Company’s securities, you should read the documents the Company has filed or may file with the SEC for more complete information about the Company . Copies of any such filing may be obtained for free by visiting the SEC website at www . sec . gov . Filings by EON with the SEC may also be viewed through links on the EON website at EON - R . com . • This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice . No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed .. 38

Disclaimer • The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC . Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by EON with the SEC . Certain financial measures in this presentation are not calculated pursuant to U . S . generally accepted accounting principles (“GAAP”) . These non - GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP . There are a number of limitations related to the use of these non - GAAP financial measures as compared to their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non - GAAP financial measures herein as tools for comparison .. • Certain statements contained in this presentation relate to the historical experience of our management team . An investment in the Company is not an investment in any of our management team’s past investments, companies or funds affiliated with them . The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company . • This Presentation may contain estimated or projected financial information . Such estimated or projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” below . Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved . The independent registered public accounting firm of EON did not audit, review, compile, or perform any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . 39

Disclaimer • Forward - Looking Statements • Statements in this presentation which are not statements of historical fact are “forward - looking statements” . Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . All statements other than statements of historical fact included in this presentation are forward - looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business . These forward - looking statements, are only predictions based on our current expectations and projections about future events . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward - looking statements . These factors include, but are not limited to, those discussed in our Annual Report on Form 10 - K under Item 1 A “Risk Factors,” and also discussed from time to time in our quarterly reports on Form 10 - Q, current reports on Form 8 - K, proxy statements, and other SEC filings including the following : (1) the financial and business performance of the Company, (2) the Company’s abilities to execute its business strategies, (3) the level of production on our properties, (4) overall and regional supply and demand factors, delays, or interruptions of production, (5) competition in the oil and natural gas industry, (6) risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves, and (7) the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change . These forward - looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, the Company at the time this presentation was prepared . Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . EON undertakes no commitment to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . 40

Disclaimer • In preparing this presentation, the Company has substantially and materially relied on the Evaluations of Certain Oil and Gas Properties ("reserve reports") rendered by William M . Cobb & Associates, Inc . ("Cobb"), an unrelated third party that had previously been engaged and compensated by EON concerning the oil and gas assets owned by EON including, without limitation, the proved reserves and future income as of the date of the Cobb reserve reports, the most recent reflecting values as of December 31 , 2023 . 41